Exhibit 10.1(e)


                                 FIFTH AMENDMENT
                                 ---------------


         FIFTH AMENDMENT (this "Amendment"), dated as of March 21, 2002, among ACG HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders") and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Holdings, the Borrower, the Lenders, General Electric Capital Corporation, as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of August 15, 1995 and amended and restated as of May 8, 1998 (as so amended and restated and as the same has been further amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. The definition of "Applicable Margin" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the last sentence appearing in said definition and inserting the following new sentence in lieu thereof:

     "Notwithstanding anything to the contrary contained above in this definition, (i) at all times prior to the Specified Financial Covenant Compliance Date, the percentages specified as "Applicable Margins" in clauses (i), (ii), (iii) and (v) of the first sentence of this definition and in the table above (other than shall the percentage specified for the Unused Line Fee) shall be increased by 0.25% and (ii) the Applicable Margins shall be those described in the first sentence of this definition (as increased pursuant to preceding clause (i), in the applicable circumstances) at all times during which there shall exist a Default or any Event of Default."

and (ii) inserting the following new sentence at the end of said definition:

     "It is understood and agreed that (x) the increased "Applicable Margins" applicable as a result of inclusion of clause (i) of the preceding sentence pursuant to the Fifth Amendment shall be effective for all purposes of this Agreement on and after the Fifth Amendment Effective Date and prior to the Specified Financial Covenants Compliance



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     Date and shall not be effective for periods prior to the Fifth Amendment
     Effective Date and (y) the definition of Specified Financial Covenants Compliance Date appearing above in this definition may be amended as provided in the definition thereof."

         2. The definition of "Consolidated EBITDA" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end of said definition:

     "provided that for purposes of any determination of compliance with Section
     8.9 (including any determination of compliance with Section 8.9 pursuant to Section 7.13 in connection with a Permitted Transaction), (I) for any Test Period (or Calculation Period) which includes any portion of the period from April 1, 2002 to and including December 31, 2002, "Consolidated EBITDA" shall be determined as otherwise required above pursuant to this definition (without regard to this proviso), adjusted by adding thereto certain one-time cash restructuring costs identified to the Administrative Agent and actually paid by Holdings and its Subsidiaries during such period (to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income) during such period), so long as (x) the aggregate amount of all such costs paid and added to Consolidated EBITDA pursuant to this clause (I) does not exceed $7,000,000 and (y) Holdings has at all times complied with the requirements of Sections 7.1(a) and (b), requiring Holdings to certify as to the amount and type of such costs incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period and (II) during the period commencing on June 30, 2002 and ending on January 1, 2003, "Consolidated EBITDA" shall be determined as otherwise required above pursuant to this definition (after giving effect to clause
     (I) of this proviso but without regard to this clause (II)), adjusted by adding $5,000,000 thereto".


         3. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order in said Section:

                "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

                "Fifth Amendment" shall mean the Fifth Amendment to this Agreement, dated as of March 7, 2002.

                "Specified Financial Covenants Compliance Date" shall mean date of the first delivery by Holdings of a compliance certificate pursuant to (and in accordance with the requirements of) Section 7.1(a) or (b) in respect of any fiscal quarter or fiscal year of Holdings ending on or after the fiscal quarter of Holdings ended December 31, 2002, demonstrating, inter alia, compliance with the financial covenants contained in Sections 8.9, 8.10 and 8.11 as at the end of the relevant fiscal quarter or fiscal year, as the case may be, it being understood and agreed that this definition (as used anywhere in this Agreement) may be amended by the Required Lenders with the consent of Holdings and the Borrower.


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         4. Exhibit I to the Credit Agreement is hereby amended by (i)
redesignating subclause (iv) of clause (d) appearing in said Exhibit as subclause (v) and (ii) inserting new subclause (iv) after subclause (iii) appearing in clause (d) of said Exhibit:

     ", [and] (iv) the type and amount of costs (set forth in reasonable detail) incurred during each fiscal quarter included in the Test Period then last ended and added back to Consolidated EBITDA for such Test Period pursuant to clause (I) of the proviso appearing in the definition of "Consolidated EBITDA"".

         5. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

         (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment;

         (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

         6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         9. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when Holdings, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

         10. So long as the Fifth Amendment Effective Date occurs, the Borrower shall pay to each Lender which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on the later to occur of March 21, 2002 or the Fifth Amendment Effective Date, a consent fee equal to 0.25% of the sum of (x) its Revolving Loan Commitment as in effect on the Fifth


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Amendment Effective Date and (y) the aggregate principal amount of its A Term
Loans and B Term Loans outstanding on the Fifth Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

         11. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



                                      * * *









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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                    ACG HOLDINGS, INC.



                                    By: /s/ Joseph M. Milano
                                        ------------------------------------
                                        Title:  Executive Vice President/CFO



                                    AMERICAN COLOR GRAPHICS, INC.



                                    By: /s/ Joseph M. Milano
                                        -------------------------------------
                                        Title:  Executive Vice President/CFO






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                                 BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent



                                 By: /s/ Susan L. LeFevre
                                     ------------------------------------------
                                        Title:  Director






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                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         Individually and as Documentation Agent



                                         By:     /s/ Anne Kennelly Kratky
                                                 -------------------------
                                         Title:   Manager-Operations






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                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                         Individually and as Syndication Agent



                                         By: /s/ Stephen Hannan
                                             -------------------------------
                                             Title:  Vice President






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                                         NORTH AMERICAN SENIOR FLOATING RATE
                                           FUND INC.



                                         By: STANFIELD CAPITAL PARTNERS LLC
                                             as Subadvisor



                                         By: /s/ Gregory L. Smith
                                             ---------------------------------
                                             Title:  Partner






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                                         DEUTSCHE FINANCIAL SERVICES CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:






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                                         EMERALD ORCHARD LIMITED



                                         By: /s/ Susan K. Strong
                                             -----------------------------------
                                             Title:  Attorney In Fact






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                                         HIGHLAND LEGACY

                                         By:  Highland Capital Management, L.P.,
                                                 As Collateral Manager



                                         By: /s/ Louis Kovin
                                             -----------------------------------
                                             Title:  Executive Vice President/
                                                       CFO






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                                         FLEET BUSINESS CREDIT CORPORATION



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:






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                                         TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION


                                         By:  /s/ Stephen K. Goetschius
                                              ----------------------------------
                                              Title:  Senior Vice President






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                                         UPS CAPITAL CORPORATION



                                         By:   /s/ Don Whitehead
                                             -----------------------------------
                                             Title:  Senior Credit Officer





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                                         KZH CYPRESSTREE-1 LLC


                                         By:  /s/ Susan Lee
                                              ----------------------------------
                                              Title:  Authorized Agent






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                                         KZH HIGHLAND-2 LLC



                                         By:  /s/ Susan Lee
                                              ----------------------------------
                                              Title:  Authorized Agent





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                                         ORIX BUSINESS CREDIT, INC.



                                         By:   /s/ Andrew Kosowsky
                                               ---------------------------------
                                               Title:  Vice President




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